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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) April 11, 1997
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                     THE GOODHEART-WILLCOX COMPANY, INC.
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            (Exact name of registrant as specified in its charter)


                 Delaware                                       0-7276                36-2135994
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      (State or other jurisdiction                              (Commission           (IRS Employer
                                                                 File Number)         Identification No.)

    18604 West Creek Drive, Tinley Park, Illinois                 60477
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     (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code           (708) 687-5000
                                                  -----------------------------


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        (Former name or former address, if changed since last report.)



Item 1:  Changes in Control of Registrant

          As a result of the acquisition on April 11, 1997 by Registrant of 163,200 shares of its $1.00 par value common stock from the George A. Fischer Trust as described in Item 5 hereinafter, the total outstanding shares of the Registrant has been reduced from 747,900 shares to 584,700 shares of said common stock.

          The percentage beneficial ownership, as of April 11, 1997, of persons known to the Registrant to be the beneficial owners of more than five per cent of the Registrant's 584,700 shares of $1.00 par value common stock is as follows:



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

                                                 Amount of
                                                 Beneficial
                                  Position with   Share       Percent of
        Name of Beneficial Owner   Company       Ownership     Class
        ------------------------  -------------  ----------  -----------
        Mrs. Loraine J. Mix        Director      292,300       49.99%
        Fred Eychaner                            111,412       19.05%
        Century Partners                          42,700        7.03%



Item 5:  Acquisition of Assets

          Pursuant to the terms and conditions of a Stock Purchase Agreement by and between George A. Fischer, the Chairman of the Board of Directors of the Registrant, and the Registrant, dated November 18, 1981, upon the death of Mr. Fischer on February 1, 1997, the Registrant was required to and did purchase from the George A. Fischer Trust on April 11, 1997, 163,200 shares of common stock of the Registrant, the same being all the shares of the Registrant owned by Mr. Fischer at his death. The purchase price pursuant to the Stock Purchase Agreement was determined by its fair market value at the date of Mr. Fischer's death as appraised by Mr. David
     E. Downen of Prairie Capital Services, Inc., at $33.25 a share or $5,526,400 in the aggregate. The purchase price was paid $2,170,560 in cash and the balance by an installment promissory note in the principal amount of $3,255,840, dated April 11, 1997, providing for five consecutive annual payments of $651,168 each, the first annual payment being due April 11, 1998, with interest at the prime rate of The First National Bank of Chicago, computed monthly. The source of the cash portion of the purchase price was provided in part by the $1,200,000 proceeds of an insurance policy on the life of Mr. Fischer owned by the Registrant and the balance of $970,560 was provided by internally generated funds. It is anticipated that the source of the annual installment payments as required by the note will be met by internally generated funds.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE GOODHEART-WILLCOX COMPANY, INC.
                                       -----------------------------------
                                                 (Registrant)




Date  April 11, 1997    /s/ JOHN F. FLANAGAN
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                               (Signature)*
                       JOHN F. FLANAGAN, President



*Printed name and title of the signing officer under his signature.